AGENCY OFFERING AGREEMENT

THIS AGREEMENT dated for reference the 26th day of November, 1997 is made



BETWEEN:



               ESOFT, INC., a Delaware corporation with an office at 5335 Sterling Drive, Boulder, Colorado 80301;

                                                                (the "Issuer")



AND:



               C.M. OLIVER & COMPANY LIMITED, of 2nd Floor, 750 West Pender Street, Vancouver, British Columbia V6C 2T8;

                                                                 (the "Agent")



WHEREAS:

A. The Issuer wishes to raise money for the purposes set forth in its Prospectus, which is to be filed by the Issuer with the Regulatory Authorities, by offering for sale certain of its securities;

B. The Issuer wishes to appoint the Agent to distribute those securities and the Agent is willing to accept the appointment on the terms and conditions of this Agreement;



THE PARTIES to this Agreement therefore agree:

1.       DEFINITIONS

1.1 In this Agreement, including the recitals above:


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                                       2

         (a) "Act" means the Securities Act (British Columbia), the regulations and the rules made thereunder and all policy statements, blanket orders, notices, rulings and directions issued by the Commission, all as amended;

         (b)      "Commission" means the British Columbia Securities Commission;

         (c) "Corporate Finance Shares" has the meaning assigned in subsection 6.2;

         (d) "Effective Date" means the date on which a receipt for the Final Prospectus is Issued by the Commission;

         (e)      "Exchange" means the Vancouver Stock Exchange;

         (f) "Final Prospectus" means the final prospectus filed or intended to be filed by the Issuer with the Regulatory Authorities in connection with the Offering and any amendments to it which may be filed with the Regulatory Authorities.

         (g) "Offering" means the offering of the Shares under the Prospectus;

         (h)      "Offering Day" means the day on which the Offering is made;

         (i) "Preliminary Prospectus" means the preliminary prospectus filed or intended to be filed by the Issuer with the Regulatory Authorities in connection with the Offering and any amendments to it which may be filed with the Regulatory Authorities.

         (j) "Prospectus" means both the Preliminary Prospectus and the Final Prospectus;

         (k) "Regulatory Authorities" means the Commission and the Exchange;

         (l) "Securities" means the Shares, the Agent's Warrants and any shares in the capital of the Issuer issued on the exercise of the Agent's Warrants, the Corporate Finance Shares; and

         (m) "Shares" means the 1,550,000 common shares in the capital of the Issuer, as presently constituted, to be distributed under the Prospectus.


2.       APPOINTMENT OF AGENT

2.1 The Issuer appoints the Agent as its exclusive agent and the Agent accepts the appointment and agrees to act as the exclusive agent of the Issuer to offer the Shares for sale under the Prospectus.

2.2 The price of the Shares will be US $1.00 per share (the "Offering Price").


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                                       3

2.3 The Issuer will reserve or set aside sufficient shares in its treasury to issue the Shares, the Corporate Finance Shares and all shares which may be issued on the exercise of the Agent's Warrants.


3.        LISTING APPLICATION AND CONDUCT OF THE OFFERING

3.1 Prior to the Effective Date, the Issuer will apply to the Exchange for a conditional listing of its common shares.

3.2 Following the Effective Date and after consulting with the Exchange, the Issuer and the Agent will set the Offering Day.

3.3 The Offering Day will be on or before the earlier of the day which is:

         (a)      90days after the Effective Date; and

         (b) 12 months after the date of the issue by the Commission of the receipt for the Preliminary Prospectus.

3.4 The Offering will be made through the facilities of and in accordance with the rules and policies of the Exchange.

3.5 After the Offering has been completed, the Issuer and the Agent will file any documents required by the Exchange in order to remove the conditional listing and to list, post and call the common shares of the Issuer for trading on the Exchange.

3.6 The Agent will advise the Issuer and its counsel in writing when the distribution under the Prospectus is complete.


4.        OPINIONS AND CERTIFICATES

4.1 Prior to the Agent executing the Agent's Certificate attached to the Final Prospectus, the Issuer will deliver the following documents to the Agent and its counsel in a form acceptable to them:

         (a) an opinion of the auditor of the Issuer, dated as of the date of the Final Prospectus and addressed to the Agent and its counsel, relating to the accuracy of the financial statements forming part of the Prospectus and the accuracy of the financial, numerical and certain other information disclosed in the Prospectus;

         (b) an opinion of counsel for the Issuer, dated as of the date of the Final Prospectus and addressed to the Agent and its counsel, relating to any legal matter in connection with the creation, issuance and sale of the Securities for which the Agent may reasonably request an opinion (the "Legal Opinion"); and


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                                      4

         (c) a certificate of the Issuer, dated as of the date of the Final Prospectus and signed by the president of the Issuer or by another officer approved by the Agent, certifying certain facts relating to the Issuer and its affairs (the "Officer's Certificate").

4.2 The Issuer will also deliver any other certificates, comfort letters or opinions in connection with any matter related to the Prospectus which are reasonably requested by the Agent or its counsel.

4.3 On the day prior to the Offering Day the Issuer will provide the Agent and its counsel with evidence of the necessary approval of the Regulatory Authorities for the Offering and an updated Legal Opinion and Officer's Certificate each updated to 4:00 p.m. on the day prior to the Offering Day.


5.        AGENT'S COMMISSION

5.1 The Issuer will pay the Agent a commission equal to 7.5% of the gross proceeds of the Offering.


6.        CORPORATE FINANCE SHARES

6.1 The Agent will advise the Issuer with respect to its share structure, timing and pricing of the Offering and will assist the Issuer with the project management of the Offering and listing and the co-ordination of required legal, accounting and regulatory requirements (the "Corporate Finance Services").

6.2 As consideration for the Corporate Finance Services, the Issuer will pay to the Agent as a fee, 110,000 previously unissued common shares (the "Corporate Finance Shares") in its capital at a deemed price of US $1.00.


7.       GUARANTEED AGENCY AND AGENT'S WARRANTS

7.1 The Agent will purchase any of the Shares which are unsubscribed for on the Offering Day (the "Guarantee"), including any Shares in respect of which a subscription has been received but is not binding on the subscriber by reason of the receipt by the Agent, in accordance with the Act, of written notice evidencing the intention of the subscriber not to be bound by the subscription.

7.2 In consideration for the Guarantee, the Issuer will issue share purchase warrants (the "Agent's Warrants") to the Agent or to members of its selling group as directed by the Agent entitling them to purchase up to 250,000 fully paid and non-assessable Common Shares previously unissued common shares in the capital of the Issuer.


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                                      5


7.3 The distribution of the Agent's Warrants will be qualified under the Prospectus, and except to its employees and to members of its selling group, the Agent's Warrants will be non-transferrable.

7.4 The right to purchase shares under the Agent's Warrants may be exercised at any time up to the close of business two years from the day the shares of the Issuer are listed, posted and called for trading on the Exchange, at the Offering Price during the first year and at price of US $1.15 during the second year of the term of the Agent's Warrants.

7.5 The terms governing the Agent's Warrants will include, among other things, provisions for the appropriate adjustment in the class, number and price of the shares to be issued under the Agent's Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the shares, the payment of stock dividends or the amalgamation of the Issuer.

7.6 The issue of the Agent's Warrants will not restrict or prevent the Issuer from obtaining any other financing, nor from issuing additional securities or rights during the term of the Agent's Warrants.


8.        CLOSING

8.1 In this Section:

         (a) "Certificates" means the certificates representing the Shares in the names and denominations reasonably requested by the Agent and the certificates representing the Agent's Warrants;

         (b)      "Proceeds" means the gross proceeds of the Offering, less:

                        (i)         the Agent's commission;

                       (ii) the expenses of the Agent in connection with the Offering, including the Agent's legal expenses to a maximum of $30,000, which have not been repaid by the Issuer; and

                      (iii) any amount which has been attached by garnishing order or other form of attachment.

8.2 The Issuer will, within 10 business days of the Offering Day, deliver the Certificates, through its registrar and transfer agent, to the Agent against payment of the Proceeds.

8.3 If the Issuer has satisfied all of its obligations under this Agreement, the Agent will, within 10 business days of the Offering Day, pay the Proceeds to the Issuer through its registrar and transfer agent, against delivery of the Certificates.


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                                      6


9.        MATERIAL CHANGES

9.1 If, after the Prospectus is first filed with the Regulatory Authorities but before the conclusion of the distribution of all the Securities under the Prospectus, a material change (as defined in the Act) occurs in the affairs of the Issuer, the Issuer will:

         (a) notify the Agent immediately, in writing, with full particulars of the change;

         (b) file with the Regulatory Authorities as soon as practicable, and in any event no later than 10 days after the change occurs, an amendment to the Prospectus disclosing the material change; and

         (c) provide as many copies of that amendment to the Agent as the Agent may reasonably request.


10.       TERMINATION

10.1 The Agent may terminate its obligations under this Agreement by notice in writing to the Issuer at any time before the day the shares of the Issuer are listed, posted and called for trading on the Exchange if:

         (a) there is an event, accident, governmental law or regulation or other occurrence of any nature which, in the opinion of the Agent, seriously affects or will seriously affect the financial markets or the business of the Issuer or any subsidiary of the Issuer or the ability of the Agent to perform its obligations under this Agreement;

         (b) an enquiry or investigation (whether formal or informal) in relation to the Issuer, or the Issuer's directors or officers, is commenced or threatened by an officer or official of any competent authority;

         (c) the financial statements of the Issuer or any of its predecessors or subsidiaries reveal a material adverse change in their financial condition from that which is the Agent's understanding at this time, as set out in the Issuer's audited financial statements for the year ended December 31, 1996 and unaudited financial statements for the nine month period ended September 30, 1997;

         (d) a material adverse change occurs or is likely to occur in the business, affairs, financial condition or capital of the Issuer;

         (e) there is a material change in the share ownership of the Issuer, or an existing principal or key management employee leaves the employ of the Issuer, or a shareholder which beneficially owns more than 5% of the outstanding shares of the Issuer wishes to transfer or sell substantially all of his or her common shares;


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                                      7


         (f) all approvals of the Regulatory Authorities are not obtained on a timely basis or any securities commission has issued or proposes to issue an order to prevent or restrict trading in the Shares; or

         (g) the state of the financial markets becomes such that, in the sole opinion of the Agent, it would be impracticable or unprofitable to offer or to continue to offer the Shares for sale to the public.

10.2 The Agent may terminate its obligations under this Agreement at any time if:

         (a) any order to cease trading (including communicating with persons in order to obtain expressions of interest) in the securities of the Issuer is made by a competent regulatory authority and that order is still in effect;

         (b)      the Issuer is in breach of any term of this Agreement;

         (c) the Agent determines that any of the representations or warranties made by the Issuer in this Agreement is false or has become false.

10.3 This Agreement will terminate upon written notice to that effect by the Agent to the Issuer if a final receipt for the Prospectus is not issued by the Commission within 120 days of the reference date of this Agreement.


11.       WARRANTIES AND REPRESENTATIONS

11.1 The Issuer warrants and represents to the Agent that:

         (a) the Issuer and its subsidiaries, if any, are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated;

         (b) the Issuer and its subsidiaries, if any, are duly registered and licensed to carry on business in the jurisdictions in which they carry on business or own property;

         (c) the authorized and issued capital of the Issuer is as disclosed in the Prospectus and the issued shares are fully paid and non-assessable;

         (d) the Issuer is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Prospectus; all agreements by which the Issuer holds an interest in a property, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;


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         (e)      the Prospectus contains full, true and plain disclosure of all
                  "material facts", within the meaning of the Act, in relation to the Issuer, its subsidiaries (if any), its business and its securities, and contains no misrepresentations;

         (f) the financial statements of the Issuer which form part of the Prospectus have been prepared in accordance with United States generally accepted accounting principles, accurately reflect the financial position of the Issuer at the date of the financial statements and there have been no adverse material changes in the financial position of the Issuer since that date, except as fully and plainly disclosed in the Prospectus;

         (g) the Issuer has complied and will comply fully with the requirements of all applicable corporate and securities laws, including, without limitation, the Act and the U.S. Securities Act of 1933 (the "1993 Act") and the Delaware General Corporations Law in relation to the issue and trading of its securities and in all matters relating to the Offering;

         (h) the issue and sale of the Securities by the Issuer does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Issuer is a party;

         (i) except as disclosed in the Prospectus, neither the Issuer nor any of its subsidiaries, if any, is a party to any actions, suits or proceedings which could materially affect its business or financial condition, and no such actions, suits or proceedings are contemplated or have been threatened;

         (j) this Agreement has been authorized by all necessary corporate action on the part of the Issuer;

         (k) the warranties and representations in this Subsection are true and will remain so as of the conclusion of the distribution under the Prospectus; and

         (l) the Issuer has filed a registration statement with the U.S. Securities and Exchange Commission ("SEC") seeking the registration of the Issuer's class of common shares pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall diligently prosecute such registration so that it may become effective on the sixtieth day following such filing (or as soon thereafter as possible) and prior to the Offering Day, and shall thereafter timely make all such filings as are required by Section 13 of the Exchange Act.

11.2 The Agent warrants and represents to the Issuer that:

         (a) it is a valid and subsisting corporation under the law of the jurisdiction in which it was incorporated, continued or amalgamated;


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                                      9


         (b)      it is a member in good standing of the Exchange; and

         (c) it has complied with and will fully comply with the requirements of all applicable securities laws, including, without limitation, the Act and the by-laws and rules of the Exchange, in relation to all matters relating to the Offering.

11.3 The Issuer warrants and represents to the Agent that neither the Issuer nor any other person described in SEC Rule 262(a) or (b) is or has been the subject of any matters or proceedings as described therein, and the Agent warrants and represents to the Issuer that neither it nor any of its directors or officers is or has been the subject of any matters or proceedings as described in SEC Rule 262(b) or (c).


12.       EXPENSES OF AGENT

12.1 Subject to Subsection 12.2, the Issuer will pay all of the expenses of the Offering and all the expenses reasonably incurred by the Agent in connection with the Offering including, without limitation, the fees and expenses of the solicitors for the Agent and the fees and expenses of the Agent in connection with the preparation of any assessment report obtained for the purpose of satisfying the requirements of Local Policy 3-17 of the Commission.

12.2 The Issuer will not be bound to pay the fees and expenses of the solicitors for the Agent which exceed $30,000 in the aggregate, or, unless the Agent has first obtained the written approval of the Issuer, any single expense of $1,000 or more.

12.3 The Issuer will pay the expenses referred to in Subsection 12.1 even if the Prospectus and this Agreement are not accepted by the Regulatory Authorities or the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Agent.

12.4 The Agent may, from time to time, render accounts for its expenses to the Issuer for payment on or before the date set out in the accounts.

12.5 The Issuer authorizes the Agent to deduct its reasonable expenses in connection with the Offering from the proceeds of the Offering and any advance payments made by the Issuer, including expenses for which an account has not yet been rendered to the Issuer.


13.       FILING OF PROSPECTUS

13.1 The Issuer will cause the Prospectus to be filed with the Regulatory Authorities, will deliver all necessary copies of the Prospectus to the Regulatory Authorities and will use its best efforts to have the Prospectus accepted by the Regulatory Authorities and the Commission issue a receipt for the Preliminary Prospectus and the Final Prospectus.


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13.2 The Issuer will provide the Agent with as many copies of the Prospectus as the Agent reasonably requests.

13.3 With respect to matters involving the potential application of United States securities laws, the parties agree as follows:

         (a) it is intended that the initial sale of the Securities will be made solely to persons who are neither U.S. Persons, Distributors nor their affiliates, as those terms are used in SEC Regulation S; and

         (b) that in order for the sale of the Securities to qualify for the exemption from 1933 Act registration provided by SEC Rule 903(c)(2):

                    (i) the Agent agrees that all offers and sales of the Securities prior to the expiration of the 40 day restricted period specified in such Rule 903(c)(2) shall be made only: (x) in accordance with the provisions of SEC Rules 903 or 904; (y) pursuant to registration of the Securities under the 1933 Act; or
                         (z) pursuant to an available exemption from the registration requirements of the 1933 Act; and

                  (ii) the Issuer and the Agent agree that all offering materials and documents (other than press releases) used in connection with offers and sales of the Securities prior to the expiration of the 40 day restricted period specified in Rule 903(c)(2) shall include statements to the effect that the Securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the Securities are registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available, and that such statements shall appear:

                           (A) on the cover or inside cover page of any prospectus or offering circular used in connection with the offer or sale of the Securities;

                           (B)      in the underwriting section of any
                                    prospectus or offering circular used in
                                    connection with the offer or sale of the Securities; and

                           (C) in any advertisement made or issued by the Issuer, Agent, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

13.4 Although it is intended that the offering of common shares pursuant to this Agency Agreement will be made solely to persons who are neither U.S. Persons, Distributors nor their affiliates, as those terms are used in Regulation S, at the request of the Agent, the Issuer will use its best efforts to ensure the effectiveness of the Registration Statement will be declared contemporaneously with, but not later than, the issuance of a receipt for the (final) Prospectus by


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                                      11


the Commission and if, at any time following the closing of the distribution of the Shares via the Prospectus in Canada, the Agent is unable, in the opinion of its counsel (which counsel shall be reasonably acceptable to the Issuer), to sell any of the Securities acquired for its own account hereunder in British Columbia or the United States pursuant to a U.S. securities registration exemption which will leave such securities free trading in the hands of the purchaser(s), the Issuer will, at its expense and promptly upon the written request of the Agent, file a Registration Statement under the 1933 Act with the SEC covering the Agent's sale of all such securities, and will thereafter diligently seek the effectiveness of such Registration Statement.


14.       GARNISHING ORDERS

14.1 If at any time, up to and including the final date of payment for the Securities, the Agent receives a garnishing order or other form of attachment purporting to attach or garnish a part or all of the sale price or exercise price of any of the Securities, the Agent will be free to pay the amount purportedly attached or garnished into court.

14.2 Any payment by the Agent into court contemplated in this Agreement will be deemed to have been received by the Issuer as payment by the Agent against the sale price or exercise price of the Securities to the extent of the amount paid, and the Issuer will be bound to issue and deliver the Securities proportionately to the amount paid by the Agent.

14.3 The Agent will not be bound to ascertain the validity of any garnishing order or attachment, or whether in fact it attaches any monies held by the Agent, and the Agent will be free to act with impunity in replying to any garnishing order or attachment.

14.4 The Issuer will release, indemnify and save harmless the Agent in respect of all damages, costs, expenses or liability arising from any acts of the Agent under this Section.


15.       INDEMNITY

15.1 The Issuer will indemnify the Agent and each of the Agent's agents, directors, officers and employees (collectively, the "Indemnified Parties") and save them harmless against all losses, claims, damages or liabilities:

         (a) existing (or alleged to exist) by reason of any untrue statement contained in the Prospectus or by reason of the omission to state in the Prospectus any fact necessary to make any statement in the Prospectus not misleading (except for information and statements supplied by and referring solely to the Agent);

         (b) arising directly or indirectly out of any order made by any regulatory authority based upon an allegation that any such untrue statement or omission exists (except for information and statements supplied by and referring solely to the Agent)


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                                      12


                  including, without limitation, an order that trading in or distribution of the Securities is to cease;

         (c) resulting from the failure of the Issuer to file an amendment to the Prospectus as required by this Agreement;

         (d) resulting from any representation or warranty made by the Issuer in this Agreement not being true or ceasing to be true;

         (e) resulting from a breach by the Issuer of any term of this Agreement;

         (f) if the Issuer fails to issue and deliver the certificates representing the Securities in the form and denominations satisfactory to the Agent at the time and place required by the Agent with the result that any completion of a sale of the Securities does not take place; or

         (g) if, following the completion of a sale of any of the Securities, a determination is made by any competent authority setting aside the sale unless that determination arises out of an act or omission by the Agent.

15.2 If any action or claim is brought against an Indemnified Party in respect of which indemnity may be sought from the Issuer pursuant to this Agreement, the Indemnified Party will promptly notify the Issuer in writing.

15.3 The Issuer will assume the defence of the action or claim, including the employment of counsel and the payment of all expenses.

15.4 The Indemnified Party will have the right to employ separate counsel, and the Issuer will pay the fees and expenses of such counsel.

15.5 The indemnity provided for in this Section will not be limited or otherwise affected by any other indemnity obtained by any Indemnified Party from any other person in respect of any matters specified in this Agreement and will continue in full force and effect until all possible liability of the Indemnified Parties arising out of the transactions contemplated by this Agreement has been extinguished by the operation of law.

15.6 If indemnification under this Agreement is found in a final judgment (not subject to further appeal) by a court of competent jurisdiction not to be available for reason of public policy, the Issuer and each Indemnified Party will contribute to the losses, claims, damages, liabilities or expenses (or actions in respect thereof) for which such indemnification is held unavailable in such proportion as is appropriate to reflect the relative benefits to and fault of the Issuer, on the one hand, and each respective Indemnified Party on the other hand, in connection with the matter giving rise to such losses, claims, damages, liabilities or expenses ( or actions in respect thereof). No person found liable for a fraudulent misrepresentation (within the meaning



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                                      13

of applicable securities laws) will be entitled to contribution from any person who is not found liable for such fraudulent misrepresentation.

15.7 To the extent that any Indemnified Party is not a party to this Agreement, the Agent will obtain and hold the right and benefit of this section in trust for and on behalf of such Indemnified Party.

16.       SELLING GROUP PARTICIPATION

16.1 The Agent may offer selling group participation in the normal course of the brokerage business to selling groups of other licensed dealers, brokers and investment dealers, who may or who may not be offered part of the commissions or securities to be received by the Agent pursuant to this Agreement.


17.       NOTICE

17.1 Any notice under this Agreement will be given in writing and must be delivered, sent by telegram or telecopier or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated above, or at another address designated by such party in writing.

17.2 If notice is sent by telegram or telecopier or is delivered, it will be deemed to have been given at the time of transmission or delivery.

17.3 If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.

17.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at, or during the 48 hours immediately after, the time a notice is mailed the notice will be sent by telegram or telecopier or will be delivered.


18.       TIME

     Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).


19.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     The representations, warranties, covenants and indemnities of the parties contained in this Agreement will survive the closing of the purchase and sale of the Securities.


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                                       14

20.       LANGUAGE

     This Agreement is to be read with all changes in gender and number as required by the context.


21.       ENUREMENT

     This Agreement enures to the benefit of and is binding on the parties to this Agreement and their successors and permitted assigns.


22.       HEADINGS

     The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.


23.       LAW

     This Agreement will be governed by the laws of British Columbia and the parties attorn to the non-exclusive jurisdiction of the courts of British Columbia for the resolution of all disputes arising in connection with this Agreement.


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                                       15

24.       COUNTERPARTS

     This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original and all of which will constitute one agreement, effective as of the reference date given above.



IN WITNESS of this Agreement, the parties have executed and delivered this Agreement as of the reference date first given above.



THE COMMON SEAL of ESOFT, INC. was           )
hereunto affixed in the presence of:         )
                                             )
                                             )
------------------------------               )
Authorized Signatory                         )                         c/s
                                             )
                                             )
Authorized Signatory                         )
                                             )



THE COMMON SEAL of C.M. OLIVER &             )
COMPANY LIMITED was hereunto affixed in      )
the presence of:                             )
                                             )
                                             )
------------------------------               )
Authorized Signatory                         )                         c/s
                                             )
                                             )
------------------------------               )
Authorized Signatory                         )